UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 6, 2023
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2023, Kennedy-Wilson Holdings, Inc. (the “Company”) and certain affiliates of Fairfax Financial Holdings Limited (collectively with such affiliates, “Fairfax”) entered into an amendment to that certain 4.75% Series B Cumulative Perpetual Preferred Stock and Warrant Purchase Agreement (the “Series B SPA”), dated February 23, 2022, by and among the Company and certain Fairfax affiliates, and an amendment to that certain 6.00% Series C Cumulative Perpetual Preferred Stock and Warrant Purchase Agreement (the “Series C SPA”, together with the Series B SPA, the “SPAs”), dated June 4, 2023, by and among the Company and certain Fairfax affiliates, to update the standstill provisions in each of the SPAs. The amendment primarily provides for an increase to Fairfax’s cap on purchases of any of the Company’s common stock, or other equity-linked securities, from 20% of the Company’s fully diluted common stock to an amount not to exceed (x) the beneficial ownership (as defined under Rules 13d-3 and 13d-5 of the Securities Exchange Act of 1934) of 27.5% of the total voting power of the Company’s voting stock nor (y) 27.5% of the Company’s fully diluted common stock. As a result of the amendments to the SPAs, Fairfax will be permitted to purchase additional shares of the Company’s common stock in the open market. There can be no assurance that Fairfax will make any such purchases.

The foregoing summaries of the Series B SPA amendment and the Series C SPA amendment are each qualified in their entirety by the full text of amendments, a copy of each of which is filed herewith as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the 4.75% Series B Cumulative Perpetual Preferred Stock and Warrant Purchase Agreement
10.2	Amendment No. 2 to 6.00% Series C Cumulative Perpetual Preferred Stock and Warrant Purchase Agreement
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: December 6, 2023